Discontinued Operations - Summary of Assets and Liabilities from Discontinued Operations (Details) - USD ($) $ in Millions	Dec. 31, 2014	Dec. 31, 2013
ASSETS
Accounts receivable, net	$ 0.0	$ 0.7
Prepaid expenses and other current assets	0.0	0.3
Property, plant and equipment, net	0.0	2.1
Total assets	0.0	3.1
LIABILITIES
Accounts payable	0.0	1.0
Deferred revenue	0.0	0.3
Accrued expenses	0.0	0.4
Total liabilities	$ 0.0	$ 1.7